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                                                                     Exhibit 2.2

                              STATE OF CALIFORNIA

[CALIFORNIA SEAL]             SECRETARY OF STATE

                             CERTIFICATE OF MERGER
                                                                       Form LP-9

        IMPORTANT--READ INSTRUCTIONS ON BACK BEFORE COMPLETING THIS FORM
              THIS CERTIFICATE IS PRESENTED FOR FILING PURSUANT TO
           SECTION 15678.4 AND 1113(g), CALIFORNIA CORPORATIONS CODE.
_______________________________________________________________________________
1. NAME OF SURVIVING [X] LIMITED PARTNERSHIP   [ ] CORPORATION   [ ] OTHER ____
   Corporate Property Associates 2 -
   a California limited partnership
_______________________________________________________________________________
2. FILE NO.

_______________________________________________________________________________
3. ADDRESS:
   50 Rockefeller Plaza
   CITY: New York               STATE: NY               ZIP CODE: 10020
_______________________________________________________________________________
4. STATE/COUNTRY OF FORMATION
   California
_______________________________________________________________________________
5. NAME OF DISAPPEARING [X] LIMITED PARTNERSHIP [ ] CORPORATION [ ] OTHER ___ Second Subsidiary, L.P.
_______________________________________________________________________________
6. FILE NO.

_______________________________________________________________________________
7. STATE/COUNTRY OF FORMATION
   California
_______________________________________________________________________________
8. THIS MERGER IS EFFECTIVE: (NOT TO EXCEED
   90 DAYS FROM DATE OF FILING)                     Upon Filing
   (IF NO DATE IS INDICATED, THIS MERGER WILL          MONTH      DAY      YEAR
   BE EFFECTIVE UPON FILING WITH  THIS OFFICE.)
_______________________________________________________________________________
9. IF A VOTE OF THE BUSINESS ENTITIES IS REQUIRED UNDER SECTION 156786.4(a)(2) AND/OR SECTION 1113(g), COMPLETE THE FOLLOWING:
   NAME(S) Corporate Property Associates 2 - a California limited partnership Second Subsidiary, L.P.
   PERCENTAGE OF VOTE REQUIRED  majority
   NO. SHARES EACH CLASS ENTITLED TO VOTE
_______________________________________________________________________________
SECTION APPLICABLE ONLY IF SURVIVING ENTITY IS A CALIFORNIA LIMITED PARTNERSHIP
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                         ENTER CHANGES ONLY IN ITEM 10
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10. CHANGES TO THE SURVIVING LIMITED PARTNERSHIP RECORD RESULTING FROM THIS
    MERGER ARE AS FOLLOWS:
    (COMPLETE APPROPRIATE SUB-SECTIONS. CONTINUE ON SECOND PAGE IF NECESSARY).
    A.   THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

_______________________________________________________________________________
    B. PRINCIPAL EXECUTIVE OFFICE      C. CALIFORNIA OFFICE ADDRESS CHANGE:
       ADDRESS CHANGE:                    (FOR FOREIGN LIMITED PARTNERSHIPS
                                           ONLY)
       ADDRESS:                            ADDRESS:
       CITY:          STATE:               CITY:           STATE:
       ZIP CODE:                           ZIP CODE:
_______________________________________________________________________________
    D. GENERAL PARTNER(S) WITHDRAWN:       E. GENERAL PARTNER ADDED:
       NAME: William Polk Carey            NAME: Carey Diversified LLC
       NAME: W.P. Carey & Co., Inc.        ADDRESS: 50 Rockefeller Plaza
                                           CITY: New York  STATE: NY
                                           ZIP CODE: 10020
_______________________________________________________________________________
    F. GENERAL PARTNER ADDRESS CHANGE:  G. INFORMATION CONCERNING THE AGENT FOR
                                           SERVICE OF PROCESS HAS BEEN CHANGED
                                           TO:
       NAME:                               NAME:
       ADDRESS:                            ADDRESS:
       CITY:         STATE:                CITY:         STATE: CA
       ZIP CODE:                           ZIP CODE:
________________________________________________________________________________
    H. THE NUMBER OF GENERAL PARTNERS
       REQUIRED TO ACKNOWLEDGE AND
       FILE CERTIFICATES IS CHANGED TO:    11. NUMBER OF PAGES ATTACHED,
     (PLEASE INDICATE NUMBER ONLY) [1]               IF ANY: [ ]
________________________________________________________________________________
12. IT IS HEREBY DECLARED THAT WE ARE THE PERSONS WHO EXECUTED THIS CERTIFICATE OF MERGER WHICH EXECUTION IS OUR ACT AND DEED. (SEE INSTRUCTIONS)
    Corporate Property Associates 2 - a
    California limited partnership         Second Subsidiary, L.P.
_____________________________________    ______________________________________
NAME OF SURVIVING BUSINESS ENTITY        NAME OF DISAPPEARING BUSINESS ENTITY

_____________________________________    ______________________________________
SIGNATURE                                SIGNATURE
  W.P. Carey & Co., Inc.                   Carey Diversified LLC
  General Partner                          - General Partner
_____________________________________    ______________________________________
POSITION                                 POSITION OR TITLE

_____________________________________    ______________________________________
SECOND SIGNATURE (IF REQUIRED)            SECOND SIGNATURE (IF REQUIRED)
  General Partner
_____________________________________    ______________________________________
POSITION OR TITLE                        POSITION OR TITLE
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13. RETURN ACKNOWLEDGMENT TO:
NAME
ADDRESS
CITY
STATE
ZIP CODE
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THIS SPACE FOR FILING OFFICER USE

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SEC/STATE REV. 1/96                      FORM LP-9-FILING FEE. SEE INSTRUCTIONS
                                         APPROVED BY SECRETARY OF STATE